MARKETABLE SECURITIES (Tables)	12 Months Ended
Dec. 31, 2015
Marketable Securities [Abstract]
Schedule of Available-for-sale Securities Reconciliation
Marketable securities held by the Company are listed equity securities considered to be available-for-sale securities.

(in thousands of $)	2015	2014
Shares acquired as a result of stock dividends	10,632	—
Shares acquired on merger with Frontline 2012	12,803	—
Impairment loss	(9,369)	—
Unrealized loss recorded in other comprehensive income	(213)	—
	13,853	—